PACE® Select Advisors Trust

October 20, 2016

Supplement to the prospectuses relating to Class A, Class C and Class Y shares (The "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), each dated November 28, 2015, as supplemented.

Includes:

•  PACE® Small/Medium Co Value Equity Investments

•  PACE® International Emerging Markets Equity Investments

Dear Investor,

The purpose of this supplement is to update certain information for PACE Select Advisors Trust (the "Trust").

First, at the recommendation of UBS Asset Management (Americas), Inc. ("UBS AM"), the funds' manager, the Trust's Board of Trustees (the "Board") has appointed Sapience Investments, LLC ("Sapience") to serve as a new subadvisor to PACE Small/Medium Co Value Equity Investments ("PACE Small/Medium Co Value"), a series of the Trust (each, a "fund"). Sapience will assume investment advisory responsibility with respect to PACE Small/Medium Co Value's portfolio effective on or around October 20, 2016. In addition, at the recommendation of UBS AM, the Trust's Board has terminated Wells Capital Management, Inc. ("Wells Capital") as a subadvisor to the fund, effective as of the close of business on October 19, 2016.

Second, this supplement updates certain information regarding the portfolio management team for William Blair Investment Management, LLC ("William Blair"), a subadvisor to PACE International Emerging Markets Equity Investments ("PACE International Emerging Markets"), a series of the Trust. Effective October 13, 2016, Jack Murphy has been added as a portfolio manager for the portion of the fund's assets managed by William Blair.

Effective immediately the Prospectuses and SAI are hereby revised as follows:

I. PACE Small/Medium Co Value Equity Investments

All references to "Wells Capital Management, Inc." or "Wells Capital" as a subadvisor to PACE Small/Medium Co Value in the Prospectuses and SAI are hereby deleted and replaced with references to Sapience Investments, LLC or Sapience, as applicable.

The section captioned "PACE Small/Medium Co Value Equity Investments Fund summary" and sub-captioned "Risk/return bar chart and table" on page 45 of the Multi-Class Prospectus and page 46 of the Class P Prospectus is revised by replacing the sixth sentence of the first paragraph with the following:

Sapience assumed day-to-day management of a separate portion of the fund's assets on October 20, 2016.

ZS-839

The section captioned "PACE Small/Medium Co Value Equity Investments Fund summary" and sub-captioned "Investment manager and advisors" on page 46 of the Multi-Class Prospectus and the Class P Prospectus is revised by replacing the second sentence of the first paragraph with the following:

Sapience Investments, LLC ("Sapience"), Systematic Financial Management, L.P. ("Systematic") and Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick") serve as the fund's subadvisors.

The section captioned "PACE Small/Medium Co Value Equity Investments Fund summary" and sub-captioned "Portfolio management team" beginning on page 46 of the Multi-Class Prospectus and the Class P Prospectus is revised by replacing the second bullet point of that section with the following:

•  Sapience—Samir Sikka, Managing Director, has been a portfolio manager of the fund since October 2016. Mr. Sikka also served as a portfolio manager of the fund from February 2007 to September 2016 as part of a former subadvisor to the fund.

The section captioned "More information about the funds—PACE Small/Medium Co Value Equity Investments" and sub-captioned "Management process" beginning on page 92 of the Multi-Class Prospectus and page 95 of the Class P Prospectus is revised by replacing the third sentence of the first paragraph of that section with the following:

Sapience Investments, LLC ("Sapience"), Systematic Financial Management, L.P. ("Systematic") and Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick") currently serve as the fund's subadvisors.

The section captioned "More information about the funds—PACE Small/Medium Co Value Equity Investments" and sub-captioned "Management process" beginning on page 92 of the Multi-Class Prospectus and page 95 of the Class P Prospectus is revised by replacing the fourth and fifth paragraphs of that section in their entirety with the following:

In advising its segment of the fund, Sapience directly researches smaller capitalization companies with sustainable business models from an objective perspective. Sapience attempts to identify companies selling below intrinsic value with clear value drivers to realize full value within their investment time horizon (typically two to four years), and constructs a portfolio consisting of highest-conviction ideas.

Sapience utilizes a bottom-up, fundamental, research-driven, low-risk style that it believes is ideally suited to the small cap market segment, along with a long-term focus that attempts to take advantage of opportunities presented by short-term anomalies. Sapience concentrates on selecting unique individual investments utilizing a low-risk, value-oriented methodology. Sapience typically requires the existence of one or more factors, or value drivers, that it considers an impetus for change at the companies in which it invests. In other words, the team strives to determine why an undervalued security is accorded a discount by other investors and what will change to eliminate that discount.

The section captioned "Management" and sub-captioned "PACE Small/Medium Co Value Equity Investments" beginning on page 140 of the Multi-Class Prospectus and on page 139 of the Class P Prospectus is revised by replacing the first and second paragraphs of that section in their entirety with the following:

Sapience Investments, LLC ("Sapience"), Systematic Financial Management, L.P. ("Systematic") and Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick") serve as subadvisors for PACE Small/Medium Co Value Equity Investments.

Sapience is located at 520 Newport Center Drive, Suite 650, Newport Beach, California 92660. Sapience is an investment manager with approximately $41.0 million in assets under management as of September 30, 2016. Sapience was founded in 2016 and is composed of an established investment team. Sapience commenced investment management responsibilities for the fund in October 2016. However, the investment team previously held investment management responsibilities for the fund at its predecessor firm. Sapience's CIO, Samir Sikka, has served as a portfolio manager to the fund since October 2016 (and also from February 2007 to September 2016 as part of a former subadvisor to the fund). Previously, Mr. Sikka served as a Lead Portfolio Manager for Metropolitan West Capital Management, LLC's Pelican Value Equity team within Wells Capital Management, Inc. (a former subadvisor to the fund) from March 2006 to September 2016, and as senior vice president and senior analyst of Trust Company of the West from April 1999 to February 2006. Mr. Sikka has nearly 20 years of industry experience.

The section captioned "The funds and their investment policies" and sub-captioned "PACE Small/Medium Co Value Equity Investments" beginning on page 11 of the SAI is revised by replacing the second sentence of the first paragraph of that section with the following:

Sapience Investments, LLC ("Sapience"), Systematic Financial Management, L.P. ("Systematic") and Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick") serve as the fund's subadvisors.

The section captioned "Investment advisory arrangements" and sub-captioned "PACE Small/Medium Co Value Equity Investments" beginning on page 105 of the SAI is revised by replacing the first sentence of the first paragraph with the following:

Under the current Advisory Agreements for this fund with Sapience Investments, LLC ("Sapience"), Systematic Financial Management, L.P. ("Systematic") and Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick"), UBS AM (not the fund) pays Sapience, Systematic and Kayne Anderson Rudnick a fee based on the fund's average daily net assets that each manages.

The same section of the SAI is revised by replacing the first sentence of the second paragraph with the following:

Sapience is an independent, majority employee-owned investment management boutique.

The section captioned "Proxy voting policies and procedures" and sub-captioned "PACE Small/Medium Co Value Equity Investments—Metropolitan West Capital Management, LLC, Systematic Financial Management, L.P. and Kayne Anderson Rudnick Investment Management, LLC" beginning on page 142 of the SAI is revised by replacing the caption and the first, second and third paragraphs of that section in their entirety with the following:

PACE Small Medium/Co Value Equity Investments—Sapience Investments, LLC, Systematic Financial Management, L.P. and Kayne Anderson Rudnick Investment Management, LLC

Sapience Investments, LLC. Sapience is an independent, majority employee-owned investment management boutique. When voting proxies on behalf of clients, Sapience will vote such securities for the exclusive benefit and in the best economic interest of those clients and their beneficiaries as determined by Sapience in good faith, subject to any restrictions or directions from the client. These voting responsibilities are exercised in accordance with the applicable provisions of the Advisers Act, as well as with Sapience's fiduciary duties under applicable law to act in the best interests of its clients. Sapience's CIO or designee is ultimately responsible for monitoring corporate developments and voting proxies in the best interests of clients.

Sapience has retained an independent proxy-voting agent ("agent") for proxy voting support and recordkeeping. The agent will provide proxy voting support with regard to casting votes and maintaining voting records. The agent will vote proxies it receives from the custodians of client accounts on behalf of Sapience. However, proxies not received in a timely manner may not be voted. Under the terms of its arrangement with the agent, Sapience will generally follow the agent's proxy voting guidelines when voting proxies, but, when applicable, Sapience retains the right to vote against the agent's proxy voting policies. Sapience can instruct the agent to vote either for or against a particular proposal or Sapience can instruct the agent to seek instruction with respect to a particular type of proposal from Sapience on a case-by-case basis. The agent receives proxy ballots and statements where Sapience is authorized to vote and sorts the proposals according to Sapience's voting instructions. Proposals for which a voting decision has been pre-determined are automatically voted by the agent pursuant to voting instructions. Case-by-case voting decisions are generally made by Sapience's investment personnel. Voting records where Sapience retains proxy voting authority are maintained by the agent. Sapience will retain records that were material in making a determination of how to vote a proxy on a "case-by-case" basis or that memorializes the rationale for that decision.

On occasion, Sapience may refrain from voting a particular proxy. This may be done, for example where: (1) the cost of voting the proxy outweighs the potential benefit derived from voting; (2) a proxy is received with respect to securities that have been sold before the date of the shareholder meeting and are no longer held in a Client account; (3) the terms of an applicable securities lending agreement prevent Sapience from voting with respect to a loaned security; (4) despite reasonable efforts, Sapience receives proxy materials without sufficient time to reach an informed voting decision and vote the proxies; (5) the terms of the security or any related agreement or applicable law preclude Sapience from voting; or (6) the terms of an applicable advisory agreement reserve voting authority to the Client or another party.

Though it may not be clear how best to vote a proxy to maximize shareholder value or be able to decide with certainty, these policies are intended to provide guidance so that Sapience acts in a manner it deems to be prudent and diligent and which is intended to enhance the economic value of the client's assets.

The section captioned "Portfolio managers" and sub-captioned "PACE Small/Medium Co Value Equity Investments—Metropolitan West Capital Management, LLC." beginning on page 190 of the SAI is revised by replacing the caption and that section in its entirety with the following:

PACE Small Medium/Co Value Equity Investments—Sapience Investments, LLC, Systematic Financial Management, L.P. and Kayne Anderson Rudnick Investment Management, LLC

Sapience Investments, LLC

Sapience's Chief Investment Officer (CIO), Samir Sikka, draws on the firms dedicated bank of equity analysts to research sectors, industries and individual companies for the fund. Mr. Sikka has primary responsibility for portfolio construction and security selection, including sector and industry diversification. The decision-making process is bottom-up, with a focus on company fundamentals and close attention to diversification and risk management. The following table provides information relating to other accounts managed by Samir Sikka as of September 30, 2016:

Samir Sikka:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	0	2
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$0	$41.0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest. Sapience's CIO faces inherent conflicts of interest in his day-to-day management of the fund and other accounts because the fund may have different investment objectives, strategies and risk profiles than the other accounts managed. For instance, to the extent that the CIO manages accounts with different investment strategies than the fund, he may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for the fund. Additionally, some of the accounts managed by the CIO may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the fund. The differences in fee structures may provide an incentive to the CIO to allocate more favorable trades to the higher-paying accounts. To minimize the effects of these inherent conflicts of interest, Sapience has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, Sapience has adopted a Code of Ethics under Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act to address potential conflicts associated with managing the fund and any personal accounts the portfolio managers may maintain.

The CIO often provides investment management for separate accounts advised in the same or similar investment style as that provided to the fund. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Sapience has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Compensation. Compensation for investment professionals consists of a base salary, bonus, and equity distributions. (Equity distributions are a share of Sapience's profits. These distributions are based on each investment professional's ownership percentage in Sapience.) A material portion of each professional's annual compensation is in the form of a bonus tied to results relative to clients' benchmarks, overall client satisfaction and individual contribution. Sapience's compensation system is not determined on an account-specific basis. Rather, bonuses are tied to composite performance relative to specified benchmarks (with respect to the fund, these benchmarks are the Russell 2000 Value Index, Russell 2000 Index, Lipper Small-Cap Value Funds and Lipper Small-Cap Broad Funds (an aggregate of Small-Cap Value, Small-Cap Core and Small-Cap Growth Funds)). To reinforce long-term focus, performance is measured over longer time periods (typically three to five years). Analysts are encouraged to maintain a long-term focus and are not compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance.

Ownership of fund shares. As of September 30, 2016, Mr. Sikka did not own shares of the fund.

II. PACE International Emerging Markets Equity Investments

The section captioned "PACE International Emerging Markets Equity Investments Fund summary" and sub-captioned "Portfolio management team" beginning on page 59 of the Multi-Class Prospectus and on page 60 of the Class P Prospectus is revised by replacing the third bullet point of that section with the following:

William Blair—Todd M. McClone and Jeffrey A. Urbina, Principals of William Blair, have been portfolio managers of the fund since March 2011. Jack Murphy, Principal of William Blair, has been a portfolio manager of the fund since October 2016.

The section captioned "Management" and sub-captioned "PACE International Emerging Markets Equity Investments" beginning on page 143 of the Multi-Class Prospectus and on page 142 of the Class P

Prospectus is revised by replacing the fourth sentence of the sixth paragraph of that section with the following:

Todd M. McClone, Jeffrey A. Urbina and Jack Murphy are primarily responsible for the day-to-day management of the fund. Messrs. McClone and Urbina have served as portfolio managers since March 2011 and Mr. Murphy has served as a portfolio manager since October 2016.

The same section of the Prospectuses is revised by inserting the following as the ninth paragraph of that section:

Jack Murphy, CFA, is a Partner of William Blair. Mr. Murphy is a portfolio manager for the emerging markets leaders and international developed plus strategies. Mr. Murphy was previously the Director of Research for the global equity team and a research analyst covering mid-large cap non-US consumer stocks. He joined the firm in 2005 as a research analyst within William Blair's sell-side research department focusing on e-commerce and hardline retailers. Previously, Mr. Murphy worked at Credit Suisse First Boston ("CSFB") for nearly six years as an equity research analyst, covering a broad range of retail companies. Before CSFB, he worked as an equity research analyst at Lehman Brothers and as an equity research associate at Salomon Brothers. Prior to sell-side research, Mr. Murphy worked as a financial analyst for General Electric Capital ("GE"), having graduated from GE's Financial Management Program.

The section captioned "Portfolio managers" and sub-captioned "PACE International Emerging Markets Equity Investments—William Blair Investment Management, LLC." beginning on page 204 of the SAI is revised by replacing the first paragraph of that section in its entirety with the following:

Todd McClone, Jeffrey Urbina and Jack Murphy are the portfolio managers primarily responsible for the day-to-day management of the portion of the fund allocated to William Blair Investment Management, LLC ("William Blair"). The following tables provide information relating to other accounts managed by Todd McClone, Jeffrey Urbina and Jack Murphy as of July 31, 2016.

The same section of the SAI is revised by inserting the following as the third chart of that section:

Jack Murphy:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	2	2	9
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$89.9	$126.0	$1,254.6
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

The same section of the SAI is revised by replacing the second sentence of the fifth paragraph of that section with the following:

Messrs. McClone, Urbina and Murphy are partners of William Blair, and their compensation consists of a fixed base salary, a share of the firm's profits and, in some instances, a discretionary bonus.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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